UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) 26 September 2006
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                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)

        CALIFORNIA                                               68-0006075
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

         1222 RESEARCH PARK DRIVE, DAVIS CA                         95618
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     (Address of principal executive offices)                     (Zip Code)


                        Telephone Number: (530) 756-5086
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          (Former name or former address, if changed since last report)

ITEM 8.01 Other Events

Effective 25 September 2006 Paul S. Moller has forfeit a portion of his accumulated deferred pay and interest to the amount of $1,449,247.63. This sum represents $1,303,861.43 in wages and $145,386.20 in interest on those wages accrued as of 31 December 2005.

ITEM 9.01. Financial Statements and Exhibits

(c)     Exhibits.

99.1 Letter dated 25 September 2006 from Paul S. Moller stating his desire to forfeit a portion of his accumulated deferred pay and interest to the amount of $1,449,247.63.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International I has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Paul S. Moller, President
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   (Registrant)

Date: 22 September 2006
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